SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 23, 2002
(Date of earliest event reported)

Commission File No. 333-65218



                              Delta Air Lines, Inc.
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        Delaware                                           52-0218548
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



Hartsfield Atlanta International Airport
Atlanta, Georgia                                               30320
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Address of principal executive offices                      (Zip Code)



                                 (404) 715-2600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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Item 5.  Other Events
         ------------

Documents Incorporated by Reference

The consolidated financial statements of MBIA Inc., and its subsidiaries as of December 31, 2001 and 2000 for each of the three years in the period ended December 31, 2001, the consolidated financial statement schedules of MBIA Inc., and its subsidiaries as of December 31, 2001 and 2000 for each of the three years in the period ended December 31, 2001, and the consolidated financial statements of MBIA Insurance Corporation, and its subsidiaries as of December 31, 2001 and 2000 for each of the three years in the period ended December 31, 2001, included in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2001, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65218) of the Registrant; and (iii) in the prospectus supplement and prospectus relating to Delta Air Lines Pass Through Certificates, Series 2002-1 and shall be deemed to be a part hereof and thereof.


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ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Insurance Corporation and subsidiaries in connection with Delta Air Lines Pass Through Certificates, Series 2002-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Delta Air Lines, Inc.

April 23, 2002

                                By:  /s/ James M. Whitehurst
                                     -------------------------
                                     James M. Whitehurst
                                     Senior Vice President - Finance, Treasury
                                     and Business Development

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-23)           Consent of PricewaterhouseCoopers                     E
                  LLP, independent certified public
                  accountants of MBIA Insurance
                  Corporation and subsidiaries in
                  connection with Delta Air Lines
                  Pass Through Certificates,
                  Series 2002-1